                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.       )

FILED BY THE REGISTRANT /X/       FILED BY A PARTY OTHER THAN THE REGISTRANT / /

--------------------------------------------------------------------------------

Check the appropriate box:
/ / Preliminary Proxy Statement
/X/ Definitive Proxy Statement
/X/ Definitive Additional Materials
/ / Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12 / / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                     SENIOR TOUR PLAYERS DEVELOPMENT, INC.
                (Name of Registrant as Specified In Its Charter)

   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
/X/ No fee required.
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   1) Title of each class of securities to which transaction applies:

   2) Aggregate number of securities to which transaction applies:

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

   4) Proposed maximum aggregate value of transaction:

   5) Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1) Amount Previously Paid:

   2) Form, Schedule or Registration Statement No.:

   3) Filing Party:

   4) Date Filed:

--------------------------------------------------------------------------------

                      SENIOR TOUR PLAYERS DEVELOPMENT, INC.

                                266 BEACON STREET
                           BOSTON, MASSACHUSETTS 02116


--------------------------------------------------------------------------------

                     ADDENDUM-CORRECTION TO PROXY STATEMENT

--------------------------------------------------------------------------------

                       FOR ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 27, 1997




On page 1 of the Proxy Statement, please note this correction that as of the close of business on May 6, 1997, there were 3,489,525 shares of Common Stock issued and outstanding and entitled to notice and to vote at the Annual Meeting.

                      SENIOR TOUR PLAYERS DEVELOPMENT, INC.

                                266 BEACON STREET
                                BOSTON, MA 02116

--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

--------------------------------------------------------------------------------

                         TO BE HELD FRIDAY, JUNE 27,1997

The 1997 Annual Meeting of Shareholders (the "Annual Meeting") of Senior Tour Players Development, Inc. (the "Company") will be held at The Harvard Club located at 374 Massachusetts Avenue, Boston, Massachusetts, 02215 on June 27, 1997 at 10:00 a.m. (e.s.t.) for the following purposes:

         1. To elect seven (7) directors to serve until their successors are duly elected and qualified.
         2. To ratify the selection of Arthur Andersen LLP as the independent auditors of the Company for the fiscal year ending December 31, 1997.
         3. To consider and act upon a proposal to approve the 1996 Non-employee Directors Stock Option Plan.
         4. To transact such other business as may properly come before the meeting or any adjournment thereof.

Only holders of record of the Company's Common Stock as of the close of business on May 6, 1997 will be entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. Whether or not you plan to attend the Annual Meeting, shareholders are requested to date, sign and return the enclosed proxy card in the return envelope furnished for your convenience. No postage is required if mailed within the United States.

A complete list of shareholders of record entitled to vote at the Annual Meeting will be open and available for examination by any shareholder during ordinary business hours at the Company's office at 266 Beacon Street, Boston, Massachusetts 02116 from June 2, 1997 through June 27, 1997 and at the time and place of the Annual Meeting. If you attend the Annual Meeting and prefer to vote in person, you can revoke your proxy.

A copy of the Company's Annual Report for 1996, which contains audited financial statements and other information of interest with respect to the Company and its shareholders, is enclosed.

                                       By the Order of the Board of Directors


                                       /s/ Stanton V. Abrams

                                       Stanton V. Abrams
                                       President and Chief Executive Officer

Boston, Massachusetts - May 21, 1997

                      SENIOR TOUR PLAYERS DEVELOPMENT, INC.

                                266 BEACON STREET
                                BOSTON, MA 02116


--------------------------------------------------------------------------------

                                 PROXY STATEMENT

--------------------------------------------------------------------------------


                       FOR ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 27, 1997


This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Senior Tour Players Development, Inc. (the "Company") for use at the 1997 Annual Meeting of Shareholders (the "Annual Meeting") of the Company to be held at The Harvard Club, located at 374 Massachusetts Avenue, Boston, Massachusetts, 02215 on June 27, 1997 at 10:00 a.m. (e.s.t.) and any adjournment thereof. The approximate date of mailing of this proxy statement and the accompanying proxy is May 21, 1997. The Company has retained American Stock Transfer & Trust Company to aid in the solicitation of proxies. The cost of soliciting proxies will be borne by the Company.

Holders of record of shares of the Company's common stock, par value $.001 per share (the "Common Stock"), at the close of business on May 6, 1997 are entitled to notice of and to vote at the Annual Meeting. The presence in person or by proxy of the holders of a majority of the Common Stock issued and outstanding and entitled to vote shall constitute a quorum. As of the close of business on May 10, 1997, there were 3,701,169 shares of Common Stock issued and outstanding and entitled to notice of and to vote at the Annual Meeting.

The affirmative vote of the holders of a plurality of the votes cast by the stockholders entitled to vote at the Annual Meeting is required for the election of directors. The affirmative vote of the holders of at least a majority of the then outstanding shares of Common Stock is required for the approval of the 1996 Non-Employee Directors Stock Option Plan. As discussed below, shareholder notification of the selection of Arthur Andersen LLP is not required by the Company's By-laws or otherwise.

Shares which abstain from voting as to a particular matter, and shares held in "street name" by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter, will not be counted as votes in favor of such matter, and will also not be counted as votes cast or shares voting on such matter. Accordingly, abstentions and "broker non-votes" will have no effect on the voting on a matter that requires the affirmative vote of a certain percentage of the votes cast or shares voting on a matter, such as the election of directors or the approval of the 1996 Non-Employee Directors Stock Option Plan.

All shares of Common Stock that are represented at the Annual Meeting by properly executed proxies received prior to or at the Annual Meeting and not revoked will be voted at the Annual Meeting in accordance with the instructions indicated in such proxies. Where specific choices are not indicated, the shares of Common Stock represented by all valid proxies received shall be voted as recommended by the Board of Directors on that matter.

Management knows of no other matter other than that referred to in the notice of meeting which may be presented for consideration at the Annual Meeting. However, it is possible that a proposal may be raised at the Annual Meeting by one or more shareholders. If any other matter should be properly presented at the Annual Meeting, it is intended that shares represented by proxies in the accompanying form will be voted with respect thereto in accordance with the judgment of the person or persons holding the proxy and voting such shares.

In the event that a quorum is not present at the time the Annual Meeting is convened, a majority in interest of the shareholders of the Common Stock represented in person or by proxy may adjourn the meeting from time to time, without notice other than announcement at the Annual Meeting, until holders of the amount of stock requisite to constitute a quorum shall attend. At any such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the Annual Meeting as originally called.

A shareholder who gives a proxy may revoke it at any time before it is exercised by (i) filing with American Stock Transfer & Trust Company in its capacity as transfer agent for the Company's Common Stock (the "Transfer Agent"), before the Annual Meeting, a written notice of revocation bearing a later date than the proxy; (ii) duly executing a subsequent proxy relating to the same shares of Common Stock and delivering it to the Transfer Agent before the Annual Meeting or (iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). Any written notice revoking a proxy should be sent to American Stock Transfer & Trust Company, 40 Wall Street, 46th Floor, New York, New York 10005.
Attention: Proxy Department.


--------------------------------------------------------------------------------
                                   PROPOSAL 1
                              ELECTION OF DIRECTORS
--------------------------------------------------------------------------------


Seven directors, constituting the entire Board of Directors of the Company, are to be elected at the meeting. Under the Corporation's By-laws as now in effect, such directors shall be divided into three classes, the first (Class I) to be elected for a term of one year, the second (Class II) to be elected for a term of two years, and the third (Class III) to be elected for a term of three years. At each subsequent election of directors, commencing with the election in 1998, the members of that class of directors whose term is then expiring shall be elected for a term of three years and shall serve until their successors are elected and qualified.

Unless such authority is withheld, the persons named in the accompanying form of proxy intend to vote the shares covered thereby for the election of the seven persons named below, all of whom, except for Alan Stanzler, are now serving as directors, and each of whom has been designated as a nominee. If, for any reason not presently known, any said person is not available to serve as director, another person who may be nominated will be voted for in the discretion of the proxies.

The names of the nominees for directors, their proposed classes, and certain information received by them are set forth below:

Name                      Class     Age      Position with the Company               Director Since
---------------------------------------------------------------------------------------------------

Stanton V. Abrams          III      55       President, Chief Executive Officer           1994
                                             and Chairman of Board of Directors

Richard B. Rogers            I      38       Sr. Vice President, Director                 1994

Michael J. Meluskey         II      35       Treasurer, Secretary, Director               1994

Stanley Bernstein          III      53       Director                                     1995 (1)

Arnold Mullen              III      50       Director                                     1995 (1)

Robert L. Seelert           II      54       Director                                     1995 (1)

Alan L. Stanzler             I      54       Director                                     1995

(1) As permitted by the Company's by-laws, Messrs. Bernstein, Mullen and Seelert were named to the Board of Directors by the existing directors in January 1995 to serve until the 1995 Annual Meeting or until their successors are duly elected and qualified.

The following is a brief description of the business experience of each nominee for director named above.

STANTON V. ABRAMS. Mr. Abrams, founder of the Company, has served as President, Chief Executive Officer, and Chairman of the Board of the Company since its organization in April 1994. From 1997 to 1982 Mr. Abrams was involved in developing various real estate projects from housing for the elderly to condominium conversions. During 1982 and prior to entering the golf industry, Mr. Abrams was Vice President of Marketing for the A.D. Gosman Company, a real estate development company serving New England. From 1972 to 1977 Mr. Abrams was Vice President of Development of The Druker Company of Boston, a real estate development firm specializing in shopping centers and hotels. Beginning in late 1982 when the Senior PGA TOUR was in its fancy, Mr. Abrams served as the exclusive representative to many of the Senior TOUR golf professionals, including Sam Snead, Billy Casper, Bob Goalby, and Bob Toski to establish a relationship with a golf course which would serve as their home base and practice site as they prepared for the emerging Senior PGA TOUR. From 1983 to May, 1994, Mr. Abrams was President of Senior Tour Players, Inc., a golf real estate investment and marketing company which he founded, and of which he remains the sole owner, whose focus has been on Senior Professional Golfers and the marketing potential associated with their name recognition and popularity. Mr. Abrams, a former two-time Rhode Island State Amateur Golf Champion, with a background in golf, real estate and law has been instrumental in the promotion, management and acquisition of numerous golf projects both nationally and internationally. Mr. Abrams holds a B.A. degree, cum laude, from Harvard College and a J.D. degree from the University of Pennsylvania Law School. He attended Harvard Graduate School of Design's selected courses in golf course design.

RICHARD B. ROGERS. Mr. Rogers has served as Senior Vice President and Director of the Company since its organization in April 1994. From 1993 to May 15, 1994, Mr. Rogers served as vice president of development of Senior Tour Players, Inc., where his responsibilities included managing existing golf facilities and providing financial analysis of existing and proposed projects. Prior to that Mr. Rogers was employed as the administrative director of the Golf Academy of the South in Orlando, Florida and as a golf professional at Stoneridge Country Club in Poway, California. Mr. Rogers holds a B.S. degree in business from the University of California at Berkeley. He holds a diploma from the San Diego Golf Academy in golf operations and management.

MICHAEL J. MELUSKEY. Mr. Meluskey has served as Treasurer, Secretary, and Director of the Company since its organization in April 1994. From 1986 to the present, Mr. Meluskey has been closely involved in all aspects of the operations of Senior Tour Players, Inc., currently as President. His responsibilities have included identifying golf course acquisitions, managing STP-owned courses, financial budgeting and planning, and serving as tournament director for STP-organized events. He holds a B.S. degree in accounting, cum laude, from Northeastern University.

STANLEY BERNSTEIN. Mr. Bernstein, a Director of the Company since January, 1995, has been Chairman of the Board and Chief Executive Officer of the Biltrite Corporation since 1985. He is also Chairman of the Board of Alliance International Group, Inc. and a director of K-Swiss, Inc. Mr. Bernstein holds an A.B. from Brown University and a J.D. from the University of Pennsylvania Law School.

ARNOLD MULLEN. Mr. Mullen, a Director of the Company since January, 1995, is the Chief Executive Officer of PFP Associates, a private investment and financial management firm. He has been a financial consultant and business advisor since 1973. Mr. Mullen, a CPA, began his career with Arthur Andersen & Co., specializing in taxation. He was an assistant professor of accounting and holds a BBA degree and an MBA degree from the University of Wisconsin at Milwaukee.

ROBERT L. SEELERT. Mr. Seelert, a Director of the Company since January, 1995, has been Chief Executive Officer of Cordiant plc, an advertising and marketing communications firm, since July 1995. Mr. Seelert was a private investor from February 1994 to July 1995, President and Chief Executive Officers of Kayser-Roth Corporation, a legwear company, from May 1991 to February 1994. He is also a director of Cordiant plc and the Stride Rite Corporation. Mr. Seelert holds a B.A. degree from Harvard College and an M.B.A. degree from Harvard Business School.

ALAN STANZLER. Mr. Stanzler, a Director of the Company since June 1995, is an attorney at law and a member of the firm of Davis, Malm & D'Agostine, P.C., Boston, Massachusetts. Mr. Stanzler holds an A.B. degree from Brown University and a J.D. degree from Harvard Law School.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES NAMED HEREIN.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
-------------------------------------------------

The Company has standing Audit and Compensation Committees of the Board of Directors but does not have a Nominating Committee. Messrs. Mullen and Seelert comprise the Audit Committee with Mr. Mullen serving as Chairman. Messrs. Bernstein and Seelert comprise the Compensation Committee with Mr. Bernstein serving as Chairman. These committees were formed on March 15, 1995. There was one meeting of the Audit Committee and two (2) meetings of the Compensation Committee during 1996.

During 1996 the Board of Directors held eight meetings of which two were held by conference call and two by written consent. All directors attended at least 75% of the meetings of the Board and the Committees of the Board of which they were members.

--------------------------------------------------------------------------------
                             EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

SUMMARY COMPENSATION TABLE
--------------------------

The following table sets forth the compensation paid by the Company for the years ended December 31, 1996, 1995, and for the period from the Company's inception (April 6, 1994) through December 31, 1994 to the Chief Executive Officer and to each of the individuals serving as an executive officer at the end of such period. There were no other individuals who served as executive officers during those periods.

                                                                                Long-Term
                                                                                Compensation
                                                     Annual Compensation        Awards (1)
Name & Principal Position           Year (2)         Salary        Bonus        Options (#)
--------------------------------------------------------------------------------------------

Stanton V. Abrams                   1994 (i)         $113,269     $     0         873,890
  Chairman, Chief Executive         1995              196,007     $     0              --
  Officer and President             1996              212,308     $     0              --

Richard B. Rogers                   1994 (i)         $ 28,846     $ 1,000          55,555
  Senior Vice President             1995               54,999     $     0              --
                                    1996               99,423     $     0              --

Michael J. Meluskey                 1994 (i)         $ 22,846     $ 1,000         166,666
  Executive Vice President,         1995               59,538     $10,000              --
  Secretary and Treasurer           1996               78,654     $     0          10,000

Lawrence P. Butler                  1995 (ii)        $ 66,154     $15,000              --
Chief Financial Officer             1996              106,629     $     0         120,000

(i)      Period from the Company's inception (April 6, 1994) through December
         31, 1994.

(ii)     Mr. Butler joined the Company on March 6, 1995.

(iii) In addition to the option awards presented in the table, at its inception the Company issued 568,413, 35,500 and 106,500 restricted shares of the Company's Common Stock to Stanton V. Abrams, Richard B. Rogers and Michael J. Meluskey, respectively. At such time, there was no market for the Company's Common Stock. Such shares, in each case for the aggregate restricted stock holdings of the above-named individuals at year-end, had a value at December 31, 1994 (based on the closing bid price of $2.5625 for such shares as reported on the NASDAQ Small-Cap Market on December 30, 1994) of $1,456,558 (Mr. Abrams), $90,969 (Mr. Rogers) and
         $272,906 (Mr. Meluskey), respectively.

OPTION GRANTS
-------------

During 1996 the Company granted 160,000 stock options to the executive officers named in the Summary Compensation Table as summarized on the following table.


                                OPTION GRANTS DURING THE YEAR ENDED DECEMBER 31, 1996
                                -----------------------------------------------------


                                            % of Total Options                         Market Price
                           Number of        Granted During            Exercise         on Date of         Exp.
Name                       Stock Options    the Year                  Price            Grant              Date
----                       -------------    ------------------        --------         ------------    ----------

Michael J. Meluskey         10,000             5.1%                   $2.1875          $2.1875         12/11/2003
Richard B. Rogers           30,000            15.4%                   $2.1875          $2.1875         12/11/2003
Lawrence P. Butler          20,000            10.3%                   $2.1875          $2.1875         12/11/2003
Lawrence P. Butler         100,000            51.3%                   $1.00            $2.1875         12/11/2003


OPTION EXERCISES AND FISCAL YEAR-END VALUES
-------------------------------------------

No executive officers exercised options during 1996. The following table sets forth, for each of the executive officers named in the Summary Compensation Table above, the year-end value of unexercised options:

                                    Number of                          Value of Unexercised
                                    Unexercised Options                In-the-Money Options
Name                                at Year-end (1)                    At Year-end (1)(2)(3)(4)
----                                -------------------                -------------------------

Stanton V. Abrams                   873,890                            $983,126

Richard B. Rogers                    85,555                            $187,499

Michael J. Meluskey                 120,000                            $112,500

(1) At December 31, 1996, 452,731 options in the above table were currently exercisable.

(2) Based on the market value of the underlying Common Stock on the NASDAQ Small-Cap Market on December 31, 1996 ($2.125) minus the exercise price of the in-the-money options (in each case, $1.00 per share), multiplied be the number of underlying shares. See Note 5 of Notes to Consolidated Financial Statements and Item 6. Management's Discussion and Analysis or Plan of Operation - Noncash Compensation Charges and Credits.

(3) Does not include the value of 60,000 out-of-the-money stock options issued during December, 1996.

(4) For each of the named individuals, the in-the-money options vest and become exercisable in the following amounts:


                      Shares Vested  Shares Vested  Shares Vested  Shares Vested  Shares Vested    Shares Vested    Shares Vested
Option Holder         at 12/31/96    at 12/31/97    at 12/31/98    at 12/31/99    at 12/31/2000    at 12/31/2001    at 12/31/2002
---------------------------------------------------------------------------------------------------------------------------------

Stanton V. Abrams       349,556         174,778        174,778       174,778              --               --               --
Michael J. Meluskey      66,667          33,333         33,333        33,333              --               --               --
Richard B. Rogers        22,222          11,111         11,111        11,111              --               --               --
Lawrence P. Butler       14,286          14,286         14,286        14,286          14,286           14,286           14,286


LONG-TERM INCENTIVE PLAN AWARDS
-------------------------------

The Company's stock option plan was adopted by the Board of Directors and stockholders of the Company as of June 20, 1994 as an incentive for officers and other key employees. The stock option plan will be administered by the Compensation Committee of the Board of Directors which committee is comprised solely of Independent Directors. The Compensation Committee will have sole discretion to determine employees eligible for grants of options and all terms of the options. The stock option plan enables the Independent Directors to grant either incentive or non-qualified stock options. Generally, the exercise price of incentive stock options must be at least 100% of fair market value of the Common Stock on the date of grant, while non-qualified stock options may have an exercise price of nominal consideration. The stock option plan reserves an aggregate of 350,000 shares which may be subject to Options. To date, there have been granted 195,000 options under the plan.


--------------------------------------------------------------------------------
                              DIRECTOR COMPENSATION
--------------------------------------------------------------------------------

The Company's directors do not receive any cash or other pecuniary compensation for service on the Board of Directors or any committee thereof, however during 1996 the four independent members of the Board of Directors were each granted 10,000 stock options, pursuant to the terms of the 1996 Non-Employee Stock Option Plan of the Company. The options were granted at an exercise price of $2.1875 per share, which exercise price is equal to the closing price of the Common Stock of the Company on the day of grant, subject to approval of the Plan by the stockholders. The options were fully vested on the day of the grant, December 11, 1996. Provided the Plan is approved by the stockholders at the Annual Meeting, each of such four independent directors will also be entitled to receive under the Plan an additional stock option dated January 1, 1997 for 5,000 shares. The exercise price for such additional option will be $2.125 per share, which was the fair market value of the Company's Common Stock on January 1, 1997. Directors may also be reimbursed for certain out-of-pocket expenses incurred in connection with attendance at Board and Committee meetings.


--------------------------------------------------------------------------------
                              EMPLOYMENT CONTRACTS
--------------------------------------------------------------------------------

The Company presently does not have any employment agreements.

--------------------------------------------------------------------------------
                             OWNERSHIP OF SECURITIES
--------------------------------------------------------------------------------

The following table sets forth certain information known to the Company regarding the beneficial ownership of the Common Stock of the Company as of May 11, 1997 by: (1) each person known by the Company to be the beneficial owner of more than five percent (5%) of its outstanding capital stock; (2) each director of the Company; (3) each of the executive officers of the Company names in the Summary Compensation Table under Executive Compensation, and (4) all officers and executive officers of the Company as a group.

Name and Address of             Shares Beneficially       Percentage of
Beneficial Owner (1)            Owned (5)                 Outstanding Shares (5)
--------------------------------------------------------------------------------

Stanton V. Abrams (2)           903,798                   22.61%

Stanley Bernstein (5)           315,000                    7.88%

Paul Fireman      (3)           205,000                    5.13%

Michael J. Meluskey             173,167                    4.33%

Richard B. Rogers                60,222                    1.51%

Robert L. Seelert (5)            13,000                    0.33%

Arnold Mullen (4)                40,000                    1.00%

Lawrence P. Butler               36,272                    0.91%

Alan L. Stanzler (5)             15,000                    0.38%

All directors and
officers as  a group
(8 persons)                   1,556,459                   38.95%


(1) Except as set forth below, each person listed has sole voting and investment power with respect of the shares shown. The business address of each of these individuals is 266 Beacon Street, Boston, Massachusetts 02116.

(2) Exclusive of 4,171 shares owned by members of Mr. Abrams' immediate family.

(3) Includes 30,000 shares and warrants owned by a partnership of which Mr. Fireman is a partner.

(4) Includes 30,000 shares and warrants owned by a partnership of which Mr. Mullen is a partner.

(5) Includes shares under management options and options granted under the Company' stock option plan and Non-Employee Directors Stock Option Plan, provided that such options were vested as of December 31, 1996 and exercisable within 60 days.


--------------------------------------------------------------------------------
                                   PROPOSAL 2
                             APPOINTMENT OF AUDITORS
--------------------------------------------------------------------------------


The Board of Directors has selected Arthur Andersen LLP as the Company's independent auditors for the fiscal year ending December 31, 1997, and has further directed that management submit the selection of independent auditors for ratification by the shareholders at the Annual Meeting. Arthur Andersen LLP has acted as the Company's auditors since 1995. Representatives of Arthur Andersen LLP will be present at the Annual Meeting, and will have an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

Shareholder ratification of the selection of Arthur Andersen LLP is not required by the Company's by-laws or otherwise. The Board of Directors, however, is submitting the selection of Arthur Andersen LLP to the shareholders as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Audit Committee and the Board of Directors will reconsider whether or not to retain such firm. Even if the selection is ratified, the Audit Committee and the Board of Directors, in their discretion, may direct the appointment of a different independent accounting firm at any time during the year if they determine that such a change would be in the best interest of the Company and its shareholders.

 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF ARTHUR
     ANDERSEN AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR THE YEAR ENDING
                               DECEMBER 31, 1997.


--------------------------------------------------------------------------------
                                   PROPOSAL 3
                   APPROVAL OF THE 1996 NON-EMPLOYEE DIRECTORS
                                STOCK OPTION PLAN
--------------------------------------------------------------------------------


On November 10, 1996, the Board of Directors of the Company adopted, subject to stockholder approval, the 1996 Non-Employee Directors Stock Option Plan (the "Plan"). The purpose of the Plan is to enable the Company to attract, retain and motivate independent directors who are not employees of the Company or its subsidiaries ("Non-Employee Directors"), and to enable such directors to participate in the long-term growth of the Company be providing for or increasing the proprietary interests of such persons in the Company, thereby assisting the Company to achieve its long-range goals. A copy of the Plan is attached as Exhibit A to the Proxy Statement.

SUMMARY OF THE PLAN
-------------------

Under the Plan, stock options for a maximum of 200,000 shares of the Company's Common Stock may be granted. The exercise price for all stock options granted under the Plan shall be equal to 100% of the fair market value of the underlying Common Stock on the date of the grant. Participation in the Plan is limited to Non-Employee Directors of the Company. The Plan shall be administered by the Compensation Committee of the Board of Directors, which shall consist of two or more directors, each of whom shall be a non-employee director within the meaning of Rule 16 b-3(b) under the Securities Act of 1934, as amended.

The Plan provides that each Non-Employee Director who was serving in such capacity on the date on which the Plan was adopted by the Board of Director be granted a stock option to purchase 10,000 shares of Common Stock on the date of the adoption of the Plan by the Board. Each Non-Employee Director who was not serving in such capacity on the date on which the Plan was adopted by the Board but who is subsequently elected to serve in such capacity while the Plan is in effect shall be granted a stock option to purchase 5,000 shares of Common Stock on the date upon which such Non-Employee Director is first elected. Both Non-Employee Directors who were serving in such capacity on the date on which the Plan was adopted by the Board and those who are subsequently elected to serve in such capacity shall also each be granted a stock option to purchase an additional 5,000 shares of Common Stock on January 1 of each calendar year following the date of the initial grant of a stock option to such director, provided that at the time of each such subsequent grant, such Non-Employee Director continues to serve in such capacity.

On December 11, 1996, the Compensation Committee granted, in accordance with the Plan, stock options for the purchase of 10,000 shares of Common Stock to each of the four Non-Employee Directors then serving on the Board of Directors, namely Stanley Bernstein, Arnold Mullen, Robert Seelert, and Alan L. Stanzler. The Options were granted with an exercise price of $2.1875 per share, the fair market value on the date of grant. Provided the Plan is approved by the stockholders at the Annual Meeting, each of such four Non-Employee Directors will also be entitled to receive under the Plan an additional stock option dated January 1, 1997 for 5,000 shares. The exercise price for such additional option will be $2.125 per share, which was the fair market value of the Company's Common Stock on January 1, 1997.

All stock options granted under the Plan shall by fully vested on the date of grant, except that the options described above which are dated after adoption of the Plan by the Board but prior to the approval of the Plan by the stockholders shall not be exercisable until after such approval. stock options may thereafter be exercised by the grantee at any time with respect to all or any portion of the shares covered thereby, provided that no option shall be exercisable more than seven years after the date the stock option is granted. The grantee's rights to exercise stock options during the period specified therein shall continue notwithstanding the fact that the grantee may cease for any reason (other than death) to serve as a Non-Employee Director of the Company during such periods. If a grantee shall die during the period that his or her stock option may be exercised, such option shall be exercisable at any time during the one-year period following the date of death either by the grantee's executor or administrator or, if not so exercised, by the legatees or distributees of the grantee's estate as to the number of shares as to which it was exercisable immediately prior to death. No stock option shall be transferable by a grantee otherwise than by will or by the laws of descent and distribution, and all stock options shall be exercisable during the grantee's lifetime only by the grantee or the grantee's duly appointed representative.

The Company's Board of Directors may amend, suspend or terminate the Plan or any portion thereof at any time, provided that no amendment shall be made without stockholder approval if such approval is necessary to comply with any applicable tax or regulatory requirement. Stock options may not be granted under the Plan after the tenth anniversary of its approval by the Board of Directors, but then outstanding stock options may be exercised beyond such date in accordance with their respective terms.

FEDERAL INCOME TAX CONSEQUENCES
-------------------------------

All stock options granted under the Plan shall be non statutory options not entitled to special tax treatment under Section 422 of the Internal Revenue Code (which is applicable only to "incentive stock options" as defined in that Section). Non-Employee Directors will not recognize taxable income upon the grant of a non statutory stock option. However, directors who exercise a non statutory stock option generally will recognize ordinary income in an amount equal to the excess over the exercise price of the fair market value of the Common Stock thereby acquired ("NSO Stock") on the exercise date.

With respect to any NSO Stock, a Non-Employee Director will have a tax basis equal to the exercise price plus any income recognized upon the exercise of the option. Upon selling NSO Stock, a director generally will recognize capital gain or loss in an amount equal to the excess of the sale price of the NSO Stock over the director's tax basis in such stock. This capital gain or loss will be a long-term gain or loss if the director has held the NSO Stock after the date of the exercise for more than one year prior to the date of the sale.

The grant of a stock option under the Plan will have no tax consequences to the Company. However, the Company generally will be entitled to a business-expense deduction with respect to any ordinary income recognized by a Non-Employee Director upon exercise of an option granted under the Plan.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE 1996
                   NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN.


--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

Under the federal securities laws, the Company's directors, executive officers, and any persons holding more than ten percent of the Common Stock are required to report to the Securities and Exchange Commission their initial ownership of the Common Stock and any subsequent changes in that ownership. Specific due dates of these reports have been established, and the Company is required to disclose any failure to file these reports on a timely basis. To the Company's knowledge and based solely on its review of copies of such reports received by it all of these requirements have been satisfied.

--------------------------------------------------------------------------------
                                  ANNUAL REPORT
--------------------------------------------------------------------------------

The Annual Report to Shareholders, including financial statements for the year ended December 31, 1996, are enclosed herewith but is not a part of the proxy solicitation material.

--------------------------------------------------------------------------------
                       DEADLINE FOR SHAREHOLDER PROPOSALS
--------------------------------------------------------------------------------

Proposals of shareholders for consideration at the 1998 Annual Meeting of Shareholders must be received on or before January 31, 1998 for inclusion in the proxy materials relating to that meeting. Any such proposals must adhere to the requirements of the Securities and Exchange Act of 1934 and should be sent to Stanton V. Abrams, President and Chief Executive Officer, Senior Tour Players Development, Inc., 266 Beacon Street, Boston, Massachusetts 02116.

--------------------------------------------------------------------------------
                      ATTENDANCE OF INDEPENDENT ACCOUNTANTS
                                AT ANNUAL MEETING
--------------------------------------------------------------------------------

Arthur Andersen served as the independent public accountants for the Company for the year ended December 31, 1996.

Representatives of Arthur Andersen will attend the Annual Meeting and will have an opportunity to make a statement if they so desire, and to respond to appropriate questions from shareholders.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

There is no matter other than those described above, so far as is known to the management of the Company at the date of this proxy statement, to be acted on at the meeting. It is intended however, if other matters come up for action at said meeting or any adjournments thereof, that the persons named in the enclosed form of proxy shall, in accordance with the terms of the proxy, have authority in their discretion to vote shares represented by proxies received by them in accordance with their best judgment in the interest of the Company and its shareholders.

                                  EXHIBIT A

                      SENIOR TOUR PLAYERS DEVELOPMENT, INC.

                  1996 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN


      SECTION 1. PURPOSE.

      The purpose of the 1996 Non-Employee Directors Stock Option Plan (this "Plan") of Senior Tour Players Development, Inc. (the "Company") is to enable the Company to attract, retain and motivate directors who are not employees of the Company or its subsidiaries, and to enable such directors to participate in the long-term growth of the Company by providing for or increasing the proprietary interests of such persons in the Company, thereby assisting the Company to achieve its long-range goals.

      SECTION 2. DEFINITIONS.

      As used in this Plan:

      "Act" means the Securities Exchange Act of 1934, as amended.

      "Board" means the Board of Directors of the Company.

      "Closing Price" means the closing price of a share of Common Stock quoted on the NASDAQ Small-Cap Market or on another national securities exchange on which the Common Stock is then bring traded.

      "Code" means the Internal Revenue Code of 1986, as amended from time to time.

      "Committee" means the Compensation Committee of the Board, which shall consist of two or more directors each of whom shall be a "non-employee director" within the meaning of Rule 16(b)-3(b) under the Act (or any successor provision), or if such a Committee is not then appointed, the Board.

      "Common Stock" means the common stock, $.001 par value, of the Company.

      "Company" means Senior Tour Players Development, Inc., a Nevada corporation, or any successor to such corporation.

      "Fair Market Value" means, with respect to the Common Stock, the Closing Price on the business day preceding the date of valuation or, with respect to any other property, the fair market value as determined by the Committee in good faith in the manner established by the Committee from time to time.

      "Grantee" means a Non-Employee Director who is granted a Stock Option under the Plan.

      "Non-Employee Director" means a director of the Company who is not an employee of the Company or any of the Company=s subsidiaries.

      "Stock Option" means an option to purchase shares of Common Stock granted to a Non-Employee Director under this Plan. Such Stock Options shall not be intended to meet the requirements of an "incentive stock option" under Section 422 of the Code or any successor provision.

      SECTION 3. ADMINISTRATION.

            (a) This Plan shall be administered by the Committee. Among other matters, the Committee shall have authority, subject to the terms of this Plan,
(i) to determine the terms and conditions of any Stock Option granted hereunder to a Non-Employee Director, and (ii) to approve the form of any Stock Option Agreement between the Company and such Non-Employee Director setting forth such terms and conditions.

            (b) The Committee shall have authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the operation of this Plan and the Stock Options as it shall from time to time consider advisable, to interpret the provisions of this Plan and any Stock Option, and to decide all disputes arising in connection with this Plan or any Stock Option. The Committee's decisions and interpretations shall be final and binding. Any action of the Committee with respect to the administration of this Plan or any Stock Option shall be taken pursuant to a majority vote or by the unanimous written consent of its members.

      SECTION 4. ELIGIBILITY.

      Participation in this Plan shall be limited to Non-Employee Directors of the Company.

      SECTION 5. STOCK AVAILABLE FOR STOCK OPTIONS.

            (a) Stock Options may be granted under this Plan for up to 200,000 shares of Common Stock. If any Stock Option granted under this Plan expires or is terminated before exercise or is forfeited for any reason, the shares of Common Stock subject to such Stock Option, to the extent of such expiration, termination or forfeiture, shall again be available for grant under this Plan.

            (b) In the event that the Committee determines in its sole discretion that any stock dividend, stock split, extraordinary cash dividend, creation of an additional class of equity securities, recapitalization, reclassification, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase Common Stock at a price substantially below Fair Market Value, or other similar transaction affects the Common Stock such that an adjustment is required in order to preserve the benefits or potential benefits intended to be made available under this Plan to Grantees, the Committee shall have the right to adjust equitably any or all of (i) the number and kind of shares of Common Stock or other securities in respect of which Stock Options may be granted under this Plan, (ii) the number and kind of shares subject to outstanding Stock Options held by Grantees, and (iii) the exercise price with respect to any of the foregoing held by Grantees; and if considered appropriate, the Committee may make provision for a cash payment with respect to an outstanding Stock Option held by a Grantee, provided that the number of shares subject to any Stock Option shall always be a whole number.

      SECTION 6. GRANT OF STOCK OPTIONS.

            (a) With respect to Non-Employee Directors who are serving in such capacity on the date on which this Plan is adopted by the Board, each such Non-Employee Director shall be granted a Stock Option to purchase 10,000 shares of Common Stock on the date of the adoption of this Plan by the Board. With respect to Non-Employee Directors who are not serving in such capacity on the date on which the Plan is adopted by the Board but who are subsequently elected to serve in such capacity while this Plan is in effect, each such Non-Employee Director shall be granted a Stock Option to purchase 5,000 shares of Common Stock on the date upon which such Non-Employee Director is first elected. With respect to both Non-Employee Directors who are serving in such capacity on the date on which this Plan is adopted by the Board and those who are subsequently elected to serve in such capacity, each such Non-Employee Director shall also be granted a Non-Qualified Stock Option to purchase an additional 5,000 shares of Common Stock on January 1 of each calendar year following the date of the initial grant of a Stock Option to such Director, provided that at the time of each such subsequent grant, such Non-Employee Director continues to serve in such capacity.

            (b) The exercise price per share under a Stock Option shall be equal to 100% of the Fair Market Value of the Common Stock on the date of the grant of such Stock Option, but in no event less than the par value of the Common Stock.

            (c) Subject to the provisions of Section 8(d) hereof with respect to Stock Options granted prior to the date that this Plan is approved by the Company's stockholders, all Stock Options shall be fully exercisable (vested) on the date of grant with respect to all of the shares covered thereby. Stock Options may be exercised by the Grantees thereof at any time with respect to all or any portion of the shares covered thereby, provided that no Stock Option shall be exercisable more than seven years after the date the Stock Option is granted. The Grantees' rights to exercise Stock Options during the periods specified therein shall continue notwithstanding the fact that the Grantees may cease for any reason (other than death) to serve as Non-Employee Directors of the Company during such periods. If a Grantee shall die during the period that his or her Stock Option may be exercised, such Stock Option shall be exercisable at any time during the one-year period following the date of death either by the Grantee=s executor or administrator or, if not so exercised, by the legatees or distributees of the Grantee's estate as to the number of shares as to which it was exercisable immediately prior to death.

            (d) No shares shall be delivered pursuant to any exercise of a Stock Option until payment in full of the option price therefor is received by the Company. Such payment may be made in whole or in part in cash or by certified or bank check or, to the extent permitted by the Committee at or after the granting of the Stock Option, by delivery of either (i) a promissory note, (ii) such documentation as the Committee and a stock broker, if applicable, shall require to effect an exercise of the Stock Option and delivery to the Company of the sale or loan proceeds required to pay the option price, (iii) cashless exercise through delivery to the Grantee of only a portion of the total number of shares covered by the Stock Option, or (iv) such other lawful consideration as the Committee may determine.

            (e) No Stock Option shall be transferable by a Grantee otherwise than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable during the Grantee's lifetime only by the Grantee or the Grantee's duly appointed guardian or personal representative.

      SECTION 7. GENERAL PROVISIONS APPLICABLE TO STOCK OPTIONS.

            (a) Each Stock Option under this Plan shall be evidenced by a Stock Option Agreement delivered to the Grantee specifying the terms and conditions thereof and containing such other terms and conditions not inconsistent with the provisions of this Plan as the Committee considers necessary or advisable to achieve the purposes of this Plan or comply with applicable tax and regulatory laws and accounting principles.

            (b) Except as required by the terms of this Plan, the terms of each Stock Option need not be identical. Except as otherwise provided by this Plan or a particular Stock Option, any determination with respect to a Stock Option may be made by the Committee at the time of grant or at any time thereafter.

            (c) In order to preserve the rights of a Grantee under a Stock Option in the event of a change in control of the Company, the Committee in its discretion may, at the time or at any time thereafter, take one or more of the following actions with respect to any such change of control: (i) provide for the purchase of the Stock Option upon the Grantee's request for the net amount of cash or other property that could have been received upon the exercise of the Stock Option, (ii) adjust the terms of the Stock Option in a manner determined by the Committee, (iii) cause the Stock Option to be assumed, or new rights substituted therefor, by another entity, or (iv) make such other provision as the Committee may consider equitable and in the best interests of the Company.

            (d) The Grantee shall pay to the Company, or make provision satisfactory to the Committee for payment of, the taxes, if any, required by law to be withheld in respect of Stock Options under this Plan no later than the date of the event creating the tax liability. In the Committee's discretion, such tax obligations, if any, may be paid, in whole or in part, in cash or shares, including shares retained from the exercise of the Stock Option creating the tax obligation, valued at their Fair Market Value on the date of delivery. The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the Grantee.

            (e) Subject to the other provisions of this Plan, the Committee may amend, modify or terminate any outstanding Stock Option held by a Grantee, including substituting therefor another Stock Option of the same or a different type, changing the date of exercise, provided that the Grantee's consent to such action shall be required unless the Committee determines that the action, taking into account any related action, would not materially and adversely affect the Grantee.

      SECTION 8. MISCELLANEOUS.

            (a) The grant of a Stock Option shall not be construed as giving a Grantee the right to continue to provide services as a Director to the Company. The Company expressly reserves the right at any time to terminate such services free from any liability or claim under this Plan, except as expressly provided in a then outstanding Stock Option.

            (b) Nothing contained in this Plan shall prevent the Company from adopting other or additional compensation arrangements for its employees, directors and other service providers.

            (c) No Grantee shall have any rights as a stockholder with respect to any shares subject to a Stock Option until he or she becomes the holder thereof upon exercise of such Stock Option.

            (d) This Plan shall become effective on the date of its approval by the Board, subject to subsequent approval by the stockholders of the Company holding at least a majority of the then outstanding shares of Common Stock at the next annual meeting of stockholders (or special meeting held in place thereof). Prior to such approval by the stockholders of the Company, Stock Options may be granted to Non-Employee Directors of the Company under this Plan if they are granted expressly subject to such approval and are not exercisable until after such approval has been obtained.

            (e) The Board may amend, suspend or terminate this Plan or any portion thereof at any time, provided that no amendment shall be made without stockholder approval if such approval is necessary to comply with any applicable tax or regulatory requirement.

            (f) Stock Options may not be granted under the Plan after the tenth anniversary of its approval by the Board, but then outstanding Stock Options may be exercised beyond such date in accordance with their respective terms.

                     SENIOR TOUR PLAYERS DEVELOPMENT, INC.
                  ANNUAL MEETING OF SHAREHOLDERS JUNE 27, 1997
       THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS

Stanton V. Abrams and Michael J. Meluskey, each with full power of substitution and revocation, be and hereby are designated and appointed as the proxies of the undersigned, to appear and to vote all shares of Common Stock of Senior Tour Players Development, Inc. standing of record in the name of the undersigned at the close of business on May 6, 1997, at the Annual Meeting of Shareholders to be held June 27, 1997 at the hour of 10:00 A.M., local time, at The Harvard Club, 374 Massachusetts Avenue, Boston, Massachusetts 02215, and any and all adjournments thereof, upon such business as may properly come before the meeting, including the items listed on the reverse side and as more completely described in the enclosed Notice of Anuual Meeting and Proxy Statement.

       -- THIS PROXY IS CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE --

                        PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF SHAREHOLDERS
                     SENIOR TOUR PLAYERS DEVELOPMENT, INC.

                                 JUNE 27, 1997



                                   Please Detach and Mail in the Envelope Provided


A [X] Please mark your
      votes as in this
      example.

                                          DIRECTORS RECOMMEND: A VOTE FOR
                                        ELECTION OF THE FOLLOWING DIRECTORS:
                                        ------------------------------------
                 VOTE FOR all   WITHHOLD all                                                                VOTE FOR      WITHHOLD
                   Nominees       Nominees       NOMINEES: Stanton V. Abrams                              RATIFICATION  RATIFICATION
                   --------       --------                 Stanley Bernstein                              ------------  ------------
  1. ELECTION         [ ]            [ ]                   Michael J. Meluskey  2. RATIFICATION OF ARTHUR      [ ]           [ ]
     OF                                                    Arnold Mullen           ANDERSEN LLP AS
     DIRECTORS:                                            Richard B. Rogers       INDEPENDENT AUDITORS.
                                                           Robert Seelert                                      FOR AGAINST ABSTAIN
                                                           Alan L. Stanzler     3. APPROVAL OF 1996 NON-       [ ]   [ ]     [ ]
  VOTE FOR all nominees except the individuals named below:                        EMPLOYEE DIRECTORS
                                                                                   STOCK OPTION PLAN.
  --------------------------------------------------------
                                                                                4. OTHER BUSINESS: To transact such other business
                                                                                   as may properly come before the meeting and any
                                                                                   adjournment thereof.

                                                                                THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN
                                                                                THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED
                                                                                SHAREHOLDER. IF NO DIRECTION IS MADE, THE PROXY WILL
                                                                                BE DEEMED TO CONSTITUTE DIRECTION TO VOTE "FOR" EACH
                                                                                OF THE ABOVE PROPOSALS.

                                                                                PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD
                                                                                USING THE ENCLOSED ENVELOPE.


  SIGNATURE _______________________________ DATE _________________  SIGNATURE _______________________________ DATE _________________

  Note: Please sign exactly as name appears on this Proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, adminstrator, trustee, guardian, corporate officer or partner, give full title as such. If a corporation, please sign in corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.